
         [NUMBER]                                              [GRAPHIC]                                              [SHARES]

     DX

THIS CERTIFICATE IS TRANSFERABLE IN                                                                               CUSIP 896522 10 9
     NEW YORK, NEW YORK                                                                                      SEE REVERSE FOR CERTAIN
                                                                                                                   DEFINITIONS
                                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
      COMMON STOCK                                                                                                COMMON STOCK
     $1.00 PAR VALUE                                     TRINITY INDUSTRIES, INC.                                $1.00 PAR VALUE

               This Certifies that





               is the owner of


                                          SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF


Trinity Industries, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

        Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                                                 DATE

                                                                                 COUNTERSIGNED AND REGISTERED:

                        /s/ TIMOTHY R. WALLACE                                             THE BANK OF NEW YORK
                                            PRESIDENT                                                              TRANSFER AGENT
                                                                                                                   AND REGISTRAR.
[TRINITY INDUSTRIES
     INC. LOGO]                                             [SEAL]
                                                                                 BY
                        /s/ [ILLEGIBLE]
                                            SECRETARY                                                        AUTHORIZED SIGNATURE

                            TRINITY INDUSTRIES, INC.

        Trinity Industries, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which Trinity Industries, Inc. is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -                Custodian
                                                                             -------------           -----------
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act
                                                                                 -----------------
                   in common                                                           (State)

     Additional abbreviations may also be used though not in the above list.


     For value received,                    hereby sell, assign and transfer
                         ------------------
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   -------------------------------------------

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
      -------------------

                                     X
                                      --------------------------------------
                                                    (SIGNATURE)
                NOTICE:

      THE SIGNATURE(S) TO THIS
      ASSIGNMENT MUST CORRESPOND
      WITH THE NAME(S) AS WRITTEN
      UPON THE FACE OF THE
      CERTIFICATE IN EVERY
      PARTICULAR WITHOUT
      ALTERATION OR ENLARGEMENT
      OR ANY CHANGE WHATEVER.

                                     X
                                        ------------------------------------
                                                    (SIGNATURE)

                                     ----------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.
                                     ---------------------------------------
                                          SIGNATURE(S) GUARANTEED BY:







                                     ----------------------------------------

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement, dated as of March 11, 1999, by and between Trinity Industries, Inc. (the "Company") and The Bank of New York, as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


                NOTICE:

      THE SIGNATURE TO THIS
      ASSIGNMENT MUST CORRESPOND
      WITH THE NAME AS WRITTEN
      UPON THE FACE OF THE
      CERTIFICATE IN EVERY
      PARTICULAR, WITHOUT
      ALTERATION OR ENLARGEMENT,
      OR ANY CHANGE WHATEVER.